Annual Report

Financial
Services
Fund

December 31, 1996

T. Rowe Price

Report Highlights

     o Financial services stocks, buoyed by a drop in long-term interest rates and a strong stock market, rallied during the last quarter of 1996.

     o    Since its inception on September 30, the Financial
          Services Fund returned a robust 13.40%, outpacing similar funds as well as the overall stock market.

     o The fund's three largest areas of concentration are insurance, specialty financial services, and banking.
          Companies in each of these segments contributed to performance.

     o While a modest increase in interest rates could hamper these stocks in the short run, their long-term prospects remain excellent.

Fellow Shareholders

Welcome to the new Financial Services Fund. Since our inception last September, financial services companies have performed strongly, sustained by a broad market rally, continued corporate earnings growth, and steady cash flows into mutual funds.

Performance Comparison
Period Ended 12/31/96              3 Months
__________________________________________________

Financial Services Fund             13.40%

S&P 500                              8.33

Lipper Financial Services
Funds Average                       11.35

In this positive environment, your fund has gotten off to a good start, gaining 13.40% in the last quarter of 1996, outpacing both the Lipper average for similar funds and the overall market as represented by the unmanaged Standard & Poor's 500 Stock Index. A driving factor behind this performance was a decline in the bellwether 30-year Treasury bond yield from 6.9% on September 30 to 6.6% by the end of December. Falling interest rates are particularly beneficial for financial services companies.

YEAR-END DISTRIBUTION

The fund's Directors declared an annual dividend of $0.03 per share, reflecting income generated during the fourth quarter. This dividend was paid on December 30 to shareholders of record as of December 26. You should already have received a check or statement reflecting the distribution, as well as your Form 1099-DIV reporting it for tax purposes.

INVESTMENT PHILOSOPHY

The fourth quarter rewarded our investment approach, even in the face of December's market volatility. We believe that consistent application of our six basic investment principles will generate superior relative performance over the long term. We would like to take this opportunity to enumerate those principles, so that you know where and how your money is being put to work:

     o Our investment approach will emphasize intensive, fundamental research on each company. The research process includes ongoing company visits, senior management interviews, detailed financial analysis, and independent confirmation of the company's business prospects through customer, supplier, and competitor sources.

     o While we strongly believe in portfolio diversification, we will selectively and prudently concentrate fund holdings when our conviction level is particularly high.

     o We will seek out and maintain exposure to superior, well-managed financial services companies that stand to benefit from long-term investment themes operating in the sector.

     o We will pay as much attention to downside risk as to upside potential in our stock selection process.
          Reducing risk is a key factor in producing superior returns over the entire market cycle.

     o We will strive to be as tax-efficient as possible in the overall management of the fund. However, an important part of our risk-reduction strategy is to invest in stocks that pay dividends, providing an income cushion during market downturns. Therefore, the fund is likely to pay income dividends every year.

     o We eat our own cooking. Your portfolio manager has a significant stake in the fund.

Strategy

The largest concentration of portfolio assets is in the insurance industry, which represented 35% of net assets at year-end, as shown in the pie chart. Most of our insurance position is centered in Bermuda-based property/casualty insurers. The fact that these companies pay no income taxes, coupled with Bermuda's enlightened regulatory environment, gives them a significant advantage over their United States rivals. In addition, the managements of many of these companies are very shareholder-oriented. Despite these characteristics, many Bermuda-based insurers are trading at a valuation discount compared with their U.S. counterparts. This combination of competitive advantages and attractive valuations makes the Bermuda companies compelling investments. (And no, we do not schedule our research visits during the peak tourist season!)

Our second largest area of exposure is in the specialty financial services sector, which accounted for 23% of net assets at year-end. Specific holdings include government-sponsored entities such as Fannie Mae and Sallie Mae, which provide liquid markets for home mortgages and student loans; securities broker Lehman Brothers; investment manager Franklin Resources; and sub-prime home equity and auto lenders such as First Investors Financial, which provide financing for higher credit-risk individuals. With the exception of American Express, the fund has little exposure to unsecured credit card issuers, given our concern about the rising trend in consumer bankruptcy filings and our view that the economy is in the late stages of the consumer credit cycle.

Chart 1 - Sector Diversification

Our final significant position is in the banking industry, primarily in money center or super-regional banks. We prefer large banks for a number of reasons. First, larger banks tend to grow through acquisitions, simultaneously gaining market share and economies of scale. Second, these banks tend to use excess capital to buy back shares, enhancing shareholder value. Third, these stocks have been trading at discounts relative to the S&P 500.

All of these elements make this segment of the banking industry particularly attractive. While we are aware that bank stocks have already produced spectacular relative performance over the past two years, we believe they will continue to do so in 1997, driven by the powerful trend toward consolidation. We believe the best strategy is to focus on the "consolidators," rather than to speculate on the highly valued potential takeover candidates.

PORTFOLIO REVIEW

During the past quarter, fund performance was positively affected by our largest single holding, Mutual Risk Management, a provider of services in the fastest-growing segment of the insurance market - "alternative risk." Mutual Risk does not take on insurance risk but provides services to corporations that do. We believe the company can continue to grow earnings in a range of 15% to 18% over the next few years while maintaining a 20% return on equity. Other star performers included regional insurer Harleysville Group, Mellon Bank, and specialty finance corporation Metris Companies. Please see the table following this letter for a list of our top 25 holdings.

On the other hand, First Investors Financial, a sub-prime auto lender based in Houston, was our worst performer for the period. Investors penalized the company for its slow growth amid intense competition in this segment of the auto finance sector. However, the company possesses one of the finest management teams in its industry. In our opinion, the downside risk is minimal, and we are maintaining our holding.

H&R Block, whose primary business is the preparation of individual tax returns, was another poor performer. The stock was driven down in the fourth quarter by investor concerns about
CompuServe, its computer services subsidiary. First Chicago NBD also underperformed.

During the quarter, we established positions in many of the sub-prime home equity and auto lenders after their stock prices weakened. On the home equity side, these positions include Aames Financial and Delta Financial. Both companies have relatively long track records in this industry as well as superior delinquency and loan charge-off records.

We also established a position in Onyx Acceptance, a sub-prime auto finance company. Although a new company, Onyx Acceptance possesses an experienced and proven management team. Though all of these companies are operating in an intensely competitive environment, we believe their sound managements and solid fundamentals will make them above-average performers over the coming year.

OUTLOOK

There are a number of attractive long-term trends in financial services. The clearest, of course, is the demographics of the aging baby-boomers. The number of adults between the ages of 45 and 64 is expected to grow strongly over the next 10 to 15 years. They are already the largest consumers of financial services, a trend that is likely to increase with the growing concern over Social Security. Financial services companies of all types should benefit.

Another trend is the consolidation and deregulation of the insurance, banking, and securities brokerage industries. Consolidation in particular is likely to create attractive investment opportunities in the foreseeable future. Finally, there is the increasing sophistication and innovation of the capital markets - as evidenced by the staggering growth of the sub-prime lending sectors over the past five years. This trend will continue to produce new products and enable entrepreneurial, imaginative specialty finance companies to carve out fast-growing market niches.

While this long-term outlook is very positive, the near-term outlook for financial services is dominated by interest rate movements. For the past two years, financial services companies have enjoyed a kind of nirvana - subdued inflation, stable to declining interest rates, and moderate economic growth. However, even as we write this letter, the outlook for inflation is becoming mixed, and the markets are growing edgy.

Consolidation...
is likely to create attractive
investment
opportunities...

However, financial services companies are better positioned now to weather modest rises in interest rates than they have been in the past. This improvement is primarily the result of balance sheet management. In the event of a modest increase (one-half to one percentage point), there should be little fundamental impact on the majority of the fund's holdings. Nevertheless, an increase in interest rates would affect the market valuations of financial services companies more than the stocks of other industries. The good news is that the sell-offs sparked by these small increases have historically led to good buying opportunities.

Overall, we continue to find attractively valued companies with good long-term prospects. The "tailwind" provided by favorable secular trends, combined with good fundamental stock picking, should provide investors in financial services with solid results over the long term. We will work diligently to provide those results.

Respectfully submitted,

Daniel M. Theriault
President and Chairman of the Investment Advisory Committee

January 20, 1997

Sticking To Your Game Plan

Chart 2 - Time Reduces Volatility of Market Returns

A year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.)
Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss - a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.1

Above all, remember that investing is a long-distance race, not a sprint.

1 Ned Davis Research.

T. Rowe Price Financial Services Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                        Percent of
                                        Net Assets
                                          12/31/96
_____________________________________________________

Mutual Risk Management                        4.0%

Aames Financial                               3.8

EXEL                                          2.8

Alexander & Alexander                         2.7

ACE Limited                                   2.6
_____________________________________________________

Mid Ocean Limited                             2.5

Travelers Group                               2.4

Chase Manhattan                               2.2

Delta Financial                               2.1

St. Paul Companies                            2.0
_____________________________________________________

Fleet Financial Group                         1.9

Citicorp                                      1.9

Bank of Boston                                1.9

KeyCorp                                       1.8

First Chicago NBD                             1.8
_____________________________________________________

UICI                                          1.8

GE                                            1.8

NationsBank                                   1.8

Signet Banking                                1.6

LaSalle Re Holdings                           1.6
_____________________________________________________

First Union                                   1.6

Provident                                     1.6

Freddie Mac                                   1.6

Electronic Data Systems                       1.6

Citizens Corp                                 1.6
_____________________________________________________

Total                                        53.0%

T. Rowe Price Financial Services Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Three Months Ended 12/31/96

Ten Best Contributors

Mutual Risk Management                     10(cents)
_______________________________________________________

Mid Ocean Limited                           6

LaSalle Re Holdings                         5

Harleysville Group                          5

Mellon Bank                                 4

Metris Companies                            4

Signet Banking                              4

Liberty Financial Companies                 4

UICI                                        3

J. P. Morgan                                3
_______________________________________________________

Total                                      48(cents)

Ten Worst Contributors
_______________________________________________________

First Investors Financial                 - 4(cents)

H&R Block                                   2

First Chicago NBD                           1

Aames Financial                             1

St. Paul Companies                          -

John Nuveen                                 -

Electronic Data Systems                     -

Intuit                                      -

NYMAGIC                                     -

Alleghany                                   -
_______________________________________________________

Total                                     - 8(cents)

T. Rowe Price Financial Services Fund

Financial Highlights

    For a share outstanding throughout the period

                                          9/30/96
                                               to
                                         12/31/96

NET ASSET VALUE

Beginning of period                     $   10.00

Investment activities
  Net investment income                      0.04*
  Net realized and
  unrealized gain (loss)                     1.30

  Total from
  investment activities                      1.34

Distributions
  Net investment income                      (.03)
NET ASSET VALUE

End of period                           $   11.31
                                        ___________

Ratios/Supplemental Data

Total return                               13.40%*

Ratio of expenses to
average net assets                          1.25%*!

Ratio of net investment
income to average
net assets                                  1.71%*!

Portfolio turnover rate                      5.6%!

Average commission rate paid            $  0.0794

Net assets, end of period
(in thousands)                          $  30,047

*   Excludes expenses in excess of a 1.25% voluntary expense
    limitation in effect through 12/31/98.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

December 31, 1996

T. Rowe Price Financial Services Fund

Statement of Net Assets

                                 Shares/Par         Value
                                             In thousands

Common Stocks  90.8%

FINANCIAL  79.3%

Bank and Trust  21.5%

Bank of Boston                        8,850   $       569

Chase Manhattan                       7,380           659

Citicorp                              5,610           578

First Chicago NBD                    10,200           548

First Mariner Bancorp *              20,000           267

First Union                           6,600           488

Fleet Financial Group                11,620           580

J. P. Morgan                          3,700           361

KeyCorp                              11,000           555

Mellon Bank                           6,165           438

NationsBank                           5,400           528

Signet Banking                       16,060           494

Wells Fargo                           1,435           387

                                                    6,452

Insurance  34.8%

ACE Limited                          13,100           788

Alexander & Alexander                47,395           823

American General                      5,130           210

Cincinnati Financial                  4,000           259

Citizens Corp                        21,000           472

EXEL                                 22,215           841

Farm Family Holdings *                7,000           137

FBL Financial Group                   3,000            75

Harleysville Group                   15,260           462

Horace Mann Educators                 5,000           202

LaSalle Re Holdings                  17,000           493

Liberty                               7,000           275

Loews                                 2,700           254

Mid Ocean Limited                    14,110           741

NYMAGIC                               4,175            75

PartnerRe Holdings                    5,960           203

PennCorp Financial Group             12,640           455

Protective Life                       8,000           319

Provident                            10,000   $       484

PXRE                                  6,863           170

Sphere Drake Holdings                50,750           450

St. Paul Companies                   10,000           586

TIG Holdings                         10,000           339

Travelers/Aetna Property

Casualty (Class A)                    5,010           177

UICI *                               16,940           547

UNUM                                  3,315           240

W. R. Berkley                         1,250            64

Willis-Corroon ADR                   28,620           329

                                                   10,470

Financial Services  23.0%

First Investors Financial *          47,865           362

Aames Financial                      31,500         1,130

ACC Consumer Finance *               32,000           308

Alleghany *                             800           170

American Express                      5,550           314

Delta Financial *                    35,000           630

Fannie Mae                            9,620           358

Franklin Resources                    2,890           198

Freddie Mac                           4,360           480

Fund American Enterprises             1,600           153

H&R Block                            10,000           290

John Nuveen                          14,175           376

Lehman Brothers                       4,410           138

Leucadia National                     4,500           120

Liberty Financial Companies           5,800           225

Mercury Finance                      37,000           453

Metris Companies *                    2,000            48

Onyx Acceptance *                    40,000           338

Sallie Mae                              970            90

Travelers Group                      16,133           732

                                                    6,913

Total Financial                                    23,835


CONGLOMERATES 0.5%

Conglomerates  0.5%

Berkshire Hathaway *                      4   $       136

Total Miscellaneous                                   136

CAPITAL EQUIPMENT  1.8%

Electrical Equipment  1.8%

GE                                    5,500           544

Total Capital Equipment                               544


BUSINESS SERVICES AND
TRANSPORTATION  9.2%

Miscellaneous Business Services  5.6%

MLC Holdings *                       10,000            96

Mutual Risk Management               32,150         1,190

SABRE Group Holdings *               14,000           390

                                                    1,676

Computer Service and Software  3.6%

DST Systems *                        13,000           408

Electronic Data Systems              11,000           476

Intuit *                              6,700           212

                                                    1,096
Total Business Services and

Transportation                                      2,772

Total Common Stocks (Cost
$26,102)                                           27,287

Short-Term Investments  11.9%

Commercial Paper  11.9%

Investments in Commercial Paper
through a joint account
  6.75% - 7.10%, 1/2/97         $ 3,178,831         3,178

Sandoz, 5.30%, 1/29/97              400,000           398

Total Short-Term Investments
(Cost  $3,576)                                      3,576

Total Investments in Securities
102.7% of Net Assets (Cost $29,678)           $    30,863

Other Assets Less Liabilities                        (816)

NET ASSETS                                    $    30,047
                                              ___________

Net Assets Consist of:
Net unrealized gain (loss)                    $     1,185
Paid-in-capital applicable
to 2,656,602 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                    28,862

NET ASSETS                                    $    30,047
                                              ___________

NET ASSET VALUE PER SHARE                     $     11.31
                                              ___________

* Non-income producing

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

Statement of Operations

In thousands

                                                 9/30/96
                                                      to
                                                12/31/96

Investment Income

Income
  Dividend                                     $      84
  Interest                                            25

  Total income                                       109

Expenses
  Custody and accounting                              26
  Shareholder servicing                               10
  Legal and audit                                      4
  Registration                                         3
  Prospectus and shareholder reports                   1
  Directors                                            1
  Organization                                         2
  Miscellaneous                                        1
  Reimbursed by Manager                               (2)

  Total expenses                                      46

Net investment income                                 63

Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities               6
  Change in net unrealized gain or loss
  on securities                                    1,185

Net realized and unrealized gain (loss)            1,191

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $   1,254
                                               __________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

Statement of Changes in Net Assets

In thousands
                                                 9/30/96
                                                      to
                                                12/31/96

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $      63
  Net realized gain (loss)                             6
  Change in net unrealized gain or loss            1,185

  Increase (decrease) in net assets from
  operations                                       1,254

Distributions to shareholders
  Net investment income                              (74)

Capital share transactions*
  Shares sold                                     31,393
  Distributions reinvested                            71
  Shares redeemed                                 (2,744)

  Increase (decrease) in net assets from capital
  share transactions                              28,720

Net equalization                                      47

Net Assets

Increase (decrease) during period                 29,947
Beginning of period                                  100

End of period                                  $  30,047
                                               __________

*Share information
  Shares sold                                      2,889
  Distributions reinvested                             6
  Shares redeeemed                                  (248)

  Increase (decrease) in shares outstanding        2,647

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

December 31, 1996

Notes to Financial Statements

T. Rowe Price Financial Services Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Financial Services, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,289,000 and $193,000, respectively, for the period ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.
In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income            $ (36,000)
Undistributed net realized gain                   (6,000)
Paid-in-capital                                   42,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $29,678,000, and net unrealized gain aggregated $1,185,000, of which $1,528,000 related to appreciated investments and $343,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the period then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $24,000 of management fees were not accrued by the fund for the period ended December 31, 1996, and $2,000 of other expenses were borne by the manager.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $20,000 for the period ended December 31, 1996, of which $2,000 was payable at period-end.

T. Rowe Price Financial Services Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price Financial Services Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Financial Services Fund, Inc. as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 30, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the period stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal

Strategy Planner, Retirees Financial Guide, and Retirement
Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

T. Rowe Price Mutual Funds

Mutual Funds

Stock Funds

Domestic

Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Global Government Bond
Emerging Markets Bond
International Bond

Money Market

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*Closed to new investors.

Please call for a prospectus. Read it carefully before you invest or send money.

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Financial Services Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor
RPRTFSF  12/31/96

Chart 1 - Sector Diversification - Sector Diversification pie chart showing Insurance 35%, Specialty Financial Services 23%, Bank and Trust 21%, Reserves 9%, Miscellaneous Business Services 5%, Computer Services and Software 4%, Electrical Equipment 2%, Conglomerates 1%.

Chart 2 - Time Reduces Volatility of Market Returns - An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996.